UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

c/o Causeway Capital Management LLC

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington DE, 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2019

Date of reporting period: September 30, 2019

Item 1.	Reports to Stockholders.

The registrant’s schedules as of the close of the reporting period, pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), are attached hereto. Note that the attached contains immaterial differences from the report transmitted to stockholders relating to Trustees and Officers Information (Unaudited) regarding positions of certain trustees and length of time served. The attached report is updated to indicate that the Chairman of the Audit Committee became Chairman of the Board on 1/19 and vice versa.

LETTER TO SHAREHOLDERS

For the fiscal year ended September 30, 2019, Causeway Emerging Markets Fund’s (the “Fund’s”) Institutional Class returned -5.15% and Investor Class returned -5.32%, compared to -1.63% for the MSCI Emerging Markets Index (Gross) (“EM Index”). Since the Fund’s inception on March 30, 2007, the Fund’s average annual total returns are 3.51% for the Institutional Class and 3.34% for the Investor Class, compared to 3.45% for the EM Index. At fiscal year-end, the Fund had net assets of $3.84 billion.

Performance Review

Geopolitical tensions and concerns of a broader slowdown in global economic growth fueled stock market volatility during the period. An increasingly dovish US Federal Reserve (“Fed”) helped to support emerging markets (“EM”) equities during the latter half of the fiscal year. Despite the Fed’s interest rate cuts as economic data weakened, the US yield curve remains inverted, which is typically a negative indicator for EM assets. Ongoing trade tensions between the US and China remain a source of uncertainty for the asset class. The strongest performing sectors in the EM Index over the fiscal year were utilities and real estate. The weakest performers in the EM Index were the health care and materials sectors. The strongest performing region during the fiscal year was the emerging Latin America region, followed by the emerging Europe, Middle East, and Africa region. The emerging Asia region posted negative returns.

We use a combination of stock-specific factors and country, currency, sector, and macroeconomic analysis to rank the stocks in our investable universe. Of the bottom-up factors we use to forecast alpha (performance in excess of the EM Index), our technical factors, which measure six- and twelve-month price momentum, demonstrated the strongest performance during the fiscal year. Our earnings growth factors were also positive. Our bottom-up valuation factors were relatively flat for the period. Our top-down sector and macroeconomic factors were positive during the fiscal year. Our top-down currency and country factors delivered negative performance.

Holdings in the industrials, financials, and communication services sectors were the largest detractors from the Fund’s performance versus the EM Index during the fiscal year. Holdings in the consumer staples, consumer discretionary, and health care sectors offset some of the underperformance. The Fund’s overweight positions in oil & gas exploration & production company, China Petroleum & Chemical Corp. (China) and mortgage lender, Indiabulls Housing Finance Ltd. (India), as well as an underweight position in bank, Banco Bradesco SA (Brazil), detracted from relative performance. The top stock–level contributors to performance relative to the EM Index were overweight positions in multinational food processing company, JBS SA (Brazil), financial & industrial holding company, Investimentos Itau (Brazil), and oil exploration & production giant, Gazprom PJSC (Russia).

Significant Portfolio Changes

The Fund’s active exposure to several sectors and countries changed during the fiscal year as a result of our quantitative investment process. The largest increases in active weightings (compared to EM Index weightings) were to the consumer staples and consumer discretionary sectors, and the biggest reductions in active weightings were to the materials and industrials sectors. Notable changes in the Fund’s active country weightings included increases to exposures in China, Brazil, and Russia. We reduced exposures to Saudi Arabia, Malaysia, and Thailand.

2	Causeway Emerging Markets Fund

Significant purchases over the fiscal year included new positions in energy & industrial holding company, Reliance Industries Ltd. (India), semiconductor engineer, MediaTek, Inc. (Taiwan), and fast food restaurant company, YUM China Holdings (China), as well as increased exposures to internet commerce company, Alibaba Group Holding (China) and online services company, Tencent Holdings Ltd. (China). The largest sales included full sales of internet services provider, Baidu (China) and financial services group, FirstRand Ltd. (South Africa), as well as decreased exposures to state-owned oil & gas company, PTT Public Co., Ltd. (Thailand), integrated oil & gas company, SK Innovation Co., Ltd. (South Korea), and products & services provider for the electronic components industry, SK hynix, Inc. (South Korea).

Investment Outlook

Despite rebounding in September, EM value stocks have underperformed during the period. Compared to developed markets, September’s value rally in EM was more modest. In many developed markets, inverted yield curves and negative interest rates have become the norm and any hint of normalizing monetary policy can lead to sharp value rallies. In contrast, EM central banks are pursuing relatively orthodox monetary policies and EM yield curves are still positively sloped. EM value stocks trade at significant discounts to EM growth stocks while offering attractive dividend yields. We continue to emphasize value factors in our investment process, which should benefit the portfolio if EM value stocks rebound, which we believe they ultimately will.

We are also overweight EM small cap stocks within the Fund. This has been a headwind for performance as the MSCI Emerging Markets Small Cap Index has lagged the MSCI Emerging Markets Large Cap Index each year since 2016. In addition to our small cap overweight, our contextual weighting approach has contributed to recent underperformance. When calculating a stock’s expected alpha, we first classify it as value, growth, or momentum and then assign weights that we believe are appropriate for that classification. Despite recent underperformance, we remain confident in this methodology, which we believe has benefitted the strategy compared to an equal-weighted approach since the Fund’s inception in 2007.

We thank you for your continued confidence in Causeway Emerging Markets Fund, and look forward to serving you in the future.

September 30, 2019

Arjun Jayaraman	MacDuff Kuhnert	Joseph Gubler
Portfolio Manager	Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

Causeway Emerging Markets Fund	3

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses.

4	Causeway Emerging Markets Fund

Comparison of Change in the Value of a $10,000 Investment in Causeway Emerging Markets Fund, Investor Class shares versus the MSCI Emerging Markets Index (Gross) as of September 30, 2019

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares.

* Inception is March 30, 2007.

The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects contractual fee waivers in effect during certain periods. In the absence of such fee waivers, total return would be reduced. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. Pursuant to the current January 25, 2019 prospectus, the Fund’s gross ratios of expenses in relation to average net assets were 1.15% and 1.40% for the Institutional Class and Investor Class, respectively. During the fiscal year, the Fund imposed a 2% redemption fee on the value of shares redeemed less than 60 days after purchase, however the Fund removed the redemption fee, effective October 1, 2019. For more information, please see the prospectus.

The MSCI Emerging Markets Index (Gross) is a free float-adjusted market capitalization index, designed to measure equity market performance of emerging markets, consisting of 24 emerging country indices. The Index is gross of withholding taxes, assumes reinvestment of dividends and capital gains, and does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations, and is not liable whatsoever for any data in this report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Causeway Emerging Markets Fund	5

SCHEDULE OF INVESTMENTS (000)*

September 30, 2019

Causeway Emerging Markets Fund	Number of Shares	Value

COMMON STOCK

Brazil — 6.3%

Banco do Brasil SA1	3,762,000	$41,288

Engie Brasil Energia SA	896,725	9,580

JBS SA	7,601,100	59,858

Minerva SA1	3,222,900	7,648

MRV Engenharia e Participacoes SA	2,828,900	12,085

Petrobras Distribuidora SA	2,683,800	17,750

Smiles Fidelidade SA	118,600	1,077

Sul America SA	1,046,200	12,018

Telefonica Brasil SA ADR	1,675,600	22,068

Vale SA, Class B ADR	3,939,359	45,303

YDUQS Part	1,505,100	13,012

		241,687

China — 32.7%

Agile Group Holdings Ltd.	6,698,000	8,136

Alibaba Group Holding Ltd. ADR[1]	1,092,571	182,710

Anhui Conch Cement Co. Ltd., Class H	7,451,613	44,220

Bank of China Ltd., Class H	88,172,072	34,579

Beijing Enterprises Holdings Ltd.	1,350,000	6,212

China Communications Construction Co. Ltd., Class H	17,759,356	13,886

China Construction Bank Corp., Class H	165,950,000	126,447

China Lumena New Materials Corp.[1,2,3]	10,564,000	—

China Merchants Port Holdings Co. Ltd.	1,784,000	2,683

China Mobile Ltd.	4,882,500	40,445

China Mobile Ltd. ADR	510,137	21,120

China Petroleum & Chemical Corp., Class H	81,920,000	48,476

China Railway Construction Corp. Ltd., Class H	16,440,500	17,986

China Railway Group Ltd., Class H	16,267,000	9,874

CNOOC Ltd.	32,979,000	50,495

Country Garden Holdings Co. Ltd.	13,629,000	17,262

Daqin Railway Co. Ltd., Class A	8,955,145	9,528

Dongfeng Motor Group Co. Ltd., Class H	16,178,000	15,371

The accompanying notes are an integral part of the financial statements.

6	Causeway Emerging Markets Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2019

Causeway Emerging Markets Fund	Number of Shares	Value

China — (continued)

Fosun International Ltd.	14,687,500	$18,179

Guangzhou R&F Properties Co. Ltd., Class H	7,131,600	10,797

Kweichow Moutai Co. Ltd., Class A	85,800	13,833

KWG Property Holding Ltd.	10,015,000	8,781

Lenovo Group Ltd.	31,792,000	21,209

Maanshan Iron & Steel Co. Ltd., Class H	21,924,000	8,255

New Oriental Education & Technology Group ADR[1]	299,392	33,161

Ping An Insurance Group Co. of China Ltd., Class H	7,668,224	88,136

Shanghai Pharmaceuticals Holding Co. Ltd., Class H	8,339,900	15,105

Shimao Property Holdings Ltd.	6,884,500	20,106

Sinopharm Group Co. Ltd., Class H	7,798,800	24,379

Sunac China Holdings Ltd.	4,924,000	19,793

Tencent Holdings Ltd.	5,762,200	241,021

Vipshop Holdings Ltd. ADR[1]	1,467,199	13,087

Yuexiu Property Co. Ltd.	24,032,000	5,214

Yum China Holdings Inc.	870,900	39,565

YY Inc. ADR[1]	289,238	16,264

Zhejiang Expressway Co. Ltd., Class H	12,796,000	11,070

		1,257,385

Czech Republic — 0.3%

CEZ AS	502,416	11,098

India — 9.4%

Aurobindo Pharma Ltd.	2,431,372	20,228

Dr Reddy’s Laboratories Ltd.	431,063	16,426

HCL Technologies Ltd.	1,755,738	26,776

Hindalco Industries Ltd.	8,501,938	22,990

Hindustan Unilever Ltd.	1,784,494	49,932

ICICI Bank Ltd. ADR	3,743,235	45,593

Indiabulls Housing Finance Ltd.	1,810,427	6,562

Jubilant Foodworks Ltd.	860,652	16,526

Larsen & Toubro Ltd.	1,160,912	24,167

REC Ltd.	8,951,334	15,575

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	7

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2019

Causeway Emerging Markets Fund	Number of Shares	Value

India — (continued)

Reliance Industries Ltd.	2,471,116	$46,528

State Bank of India[1]	4,587,984	17,556

Tata Consultancy Services Ltd.	1,137,592	33,698

Tata Steel Ltd.	1,481,666	7,547

Titan Co. Ltd.	674,090	12,113

		362,217

Indonesia — 1.1%

Bank Negara Indonesia Persero Tbk PT	14,592,400	7,551

Bank Rakyat Indonesia Persero	100,064,200	29,055

Gudang Garam Tbk PT	1,830,500	6,754

		43,360

Malaysia — 0.5%

AirAsia Group Bhd	21,010,400	8,828

Malayan Banking Bhd	5,327,944	10,825

		19,653

Mexico — 2.2%

Alfa SAB de CV, Class A	8,572,600	7,559

Grupo Financiero Banorte SAB de CV, Class O	5,952,700	32,083

Kimberly-Clark de Mexico SAB de CV, Class A	3,736,700	7,510

Wal-Mart de Mexico SAB de CV	11,805,100	34,989

		82,141

Peru — 1.0%

Credicorp Ltd.	176,825	36,858

Poland — 0.9%

Polski Koncern Naftowy Orlen SA	552,409	13,598

Powszechny Zaklad Ubezpieczen SA	2,352,888	21,948

		35,546

The accompanying notes are an integral part of the financial statements.

8	Causeway Emerging Markets Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2019

Causeway Emerging Markets Fund	Number of Shares	Value

Russia — 7.2%

Gazprom PJSC ADR	11,079,063	$76,370

Lukoil PJSC ADR	848,614	70,097

MMC Norilsk Nickel PJSC ADR	1,103,355	28,230

Mobile TeleSystems PJSC ADR	2,760,445	22,360

Sberbank of Russia PJSC ADR	4,900,142	69,501

X5 Retail Group NV GDR	308,327	10,781

		277,339

Saudi Arabia — 1.1%

Mobile Telecommunications Co. Saudi Arabia [1]	5,346,854	17,060

Saudi Telecom Co.	831,696	24,113

		41,173

South Africa — 1.6%

Absa Group Ltd.	2,442,915	24,673

AngloGold Ashanti Ltd. ADR	557,600	10,187

Barloworld Ltd.	126,651	965

Exxaro Resources Ltd.	1,819,793	15,696

Nedbank Group Ltd.	650,304	9,744

		61,265

South Korea — 14.1%

Daelim Industrial Co. Ltd.	194,381	16,892

Fila Korea Ltd.	417,925	20,219

Hana Financial Group Inc.	1,163,508	34,250

Hanwha Corp.	615,195	12,971

Hyundai Marine & Fire Insurance Co. Ltd.	484,234	10,676

KB Financial Group Inc.	1,046,264	37,343

Kia Motors Corp.	841,359	32,079

LG Corp.	280,964	16,442

LG Electronics Inc.	387,075	21,791

Meritz Securities Co. Ltd.	3,225,172	13,596

POSCO	139,267	26,399

POSCO ADR	174,295	8,220

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	9

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2019

Causeway Emerging Markets Fund	Number of Shares	Value

South Korea — (continued)

Samsung Electronics Co. Ltd.	4,867,939	$199,313

SK Hynix Inc.	562,913	38,661

SK Innovation Co. Ltd.	56,918	7,882

SK Telecom Co. Ltd.	132,359	26,671

SK Telecom Co. Ltd. ADR	127,156	2,823

Woori Financial Group Inc.	1,579,087	16,414

		542,642

Taiwan — 11.6%

Accton Technology Corp.	4,025,000	21,201

Catcher Technology Co. Ltd.	3,140,000	23,770

Delta Electronics Inc.	6,432,000	27,480

FLEXium Interconnect Inc.	2,151,000	6,549

Formosa Plastics Corp.	2,137,000	6,510

Fubon Financial Holding Co. Ltd.	17,759,000	25,497

HON HAI Precision Industry Co. Ltd.	9,766,298	23,045

Inventec Corp.	5,133,000	3,541

King Yuan Electronics Co. Ltd.	7,529,000	8,455

Lite-On Technology Corp.	12,024,202	19,102

Makalot Industrial Co. Ltd.	1,677,900	8,889

MediaTek Inc.	3,671,000	43,676

Pegatron Corp.	7,826,000	13,620

Powertech Technology Inc.	5,828,000	16,377

Taiwan Semiconductor Manufacturing Co. Ltd.	1,679,000	14,912

Taiwan Semiconductor Manufacturing Co. Ltd. ADR	3,313,840	154,027

TCI Co. Ltd.	697,876	7,020

Yuanta Financial Holding Co. Ltd.	38,285,408	22,845

		446,516

Thailand — 3.1%

Charoen Pokphand Foods PCL	25,080,300	21,534

CP ALL	5,528,000	14,673

Kiatnakin Bank PCL	7,147,200	15,420

The accompanying notes are an integral part of the financial statements.

10	Causeway Emerging Markets Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2019

Causeway Emerging Markets Fund	Number of Shares	Value

Thailand — (continued)

PTT PCL	15,796,400	$23,889

Sansiri PCL	69,406,966	2,724

Thanachart Capital	8,314,600	15,502

Tisco Financial Group PCL	7,640,400	25,607

		119,349

Turkey — 1.1%

Tekfen Holding AS	4,701,458	15,928

Turkcell Iletisim Hizmetleri AS	7,362,466	16,952

Turkiye Garanti Bankasi AS1	5,067,353	9,149

		42,029

Total Common Stock

(Cost $3,517,830) — 94.2%		3,620,258

PREFERENCE STOCK

Brazil — 2.8%

Cia Brasileira de Distribuicao[1] ‡	1,359,635	26,188

Cia Paranaense de Energia‡	867,700	10,410

Itausa — Investimentos Itau SA‡	22,625,821	72,099

Total Preference Stock

(Cost $108,716) — 2.8%		108,697

WARRANTS

MSCI China A Market Access, Expires 10/18/2019[1]	47,204	45,087

MSCI China A Market Access, Expires 8/17/2020[1]	41,421	39,098

Total Warrants

(Cost $75,504) — 2.2%		84,185

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	11

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2019

Causeway Emerging Markets Fund	Number of Shares	Value

SHORT-TERM INVESTMENT

Invesco Short-Term Investment Trust: Government & Agency Portfolio, Institutional Class, 1.830%**	30,718,598	$30,719

Total Short-Term Investment

(Cost $30,719) — 0.8%		30,719

Total Investments — 100.0%

(Cost $3,732,769)		3,843,859

Liabilities in Excess of Other Assets — (0.0)%		(59)

Net Assets — 100.0%		$3,843,800

A list of the open futures contracts held by the Fund at September 30, 2019 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount	Value	Unrealized Depreciation
MSCI Emerging Markets	474	Dec-2019	$24,524	$23,745	$(779)

*	Except for share data.
**	The rate reported is the 7-day effective yield as of September 30, 2019.
‡	There is currently no rate available.
1	Non-income producing security.
2	Securities considered illiquid. The total market value of such securities as of September 30, 2019 was $– and represented 0.0% of net assets.
3

Level 3 security in accordance with fair value hierarchy. Security fair valued using methods determined in good faith by the Fair Value Committee designated by the Board of Trustees. The total market value of such securities as of September 30, 2019 was $– and represented 0.0% of net assets.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Amounts designated as “—” are $0 or are rounded to $0.

The below table sets forth information about the Levels within the fair value hierarchy at which the Fund’s investments and other financial instruments are measured at September 30, 2019:

Investments in Securities	Level 1	Level 2	Level 3††		Total
Common Stock
Brazil	$241,687	$—	$—		$241,687
China	305,907	951,478	—	^	1,257,385
Czech Republic	—	11,098	—		11,098
India	79,291	282,926	—		362,217

The accompanying notes are an integral part of the financial statements.

12	Causeway Emerging Markets Fund

SCHEDULE OF INVESTMENTS (000)* (concluded)

September 30, 2019

Investments in Securities	Level 1	Level 2	Level 3††	Total
Indonesia	$—	$43,360	$—	$43,360
Malaysia	—	19,653	—	19,653
Mexico	82,141	—	—	82,141
Peru	36,858	—	—	36,858
Poland	—	35,546	—	35,546
Russia	22,360	254,979	—	277,339
Saudi Arabia	—	41,173	—	41,173
South Africa	10,187	51,078	—	61,265
South Korea	27,485	515,157	—	542,642
Taiwan	154,027	292,489	—	446,516
Thailand	—	119,349	—	119,349
Turkey	—	42,029	—	42,029

Total Common Stock	959,943	2,660,315	—	3,620,258

Preference Stock	108,697	—	—	108,697

Warrants	—	84,185	—	84,185

Short-Term Investment	30,719	—	—	30,719

Total Investments in Securities	$1,099,359	$2,744,500	$—	$3,843,859

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(779)	$—	$—	$(779)

Total Other Financial Instruments	$(779)	$—	$—	$(779)

*	Futures contracts are valued at the unrealized depreciation on the instruments.
††

A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets. As of September 30, 2019, there were no transfers of Level 3 securities.

For the year ended September 30, 2019, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	13

SECTOR DIVERSIFICATION

As of September 30, 2019, the sector diversification was as follows (Unaudited):

Causeway Emerging Markets Fund	Common Stock	Preference Stock	% of Net Assets

Financials	21.6%	1.9%	23.5%

Information Technology	18.1	0.0	18.1

Consumer Discretionary	12.3	0.0	12.3

Communication Services	11.8	0.0	11.8

Energy	9.2	0.0	9.2

Consumer Staples	5.8	0.7	6.5

Materials	5.4	0.0	5.4

Industrials	4.9	0.0	4.9

Real Estate	2.4	0.0	2.4

Health Care	2.0	0.0	2.0

Utilities	0.7	0.2	0.9

	0.0	0.0	0.0

Total	94.2	2.8	97.0

Warrants			2.2

Short-Term Investment			0.8

Liabilities in excess of other assets			(0.0)

Net Assets			100.0%

The accompanying notes are an integral part of the financial statements.

14	Causeway Emerging Markets Fund

STATEMENT OF ASSETS AND LIABILITIES (000)*

CAUSEWAY EMERGING MARKETS FUND

9/30/19
ASSETS:
Investments at Value (Cost $3,732,769)	$3,843,859
Cash pledged as collateral for futures contracts	2,465
Foreign Currency (Cost $318)	318
Receivable for Dividends	9,025
Receivable for Fund Shares Sold	6,522
Receivable for Investment Securities Sold	3,491
Due from broker	2,008
Receivable for Tax Reclaims	983
Variation Margin Receivable	116
Prepaid Expenses	20

Total Assets	3,868,807

LIABILITIES:
Payable for Fund Shares Redeemed	14,972
Payable Due to Adviser	3,216
Accrued Foreign Capital Gains Tax on Appreciated Securities	2,983
Payable for Custody Fees	1,858
Payable for Investment Securities Purchased	1,385
Payable Due to Administrator	94
Payable for Shareholder Service Fees — Investor Class	88
Payable for Trustees’ Fees	61
Unrealized Depreciation on Spot Foreign Currency Contracts	1
Other Accrued Expenses	349

Total Liabilities	25,007

Net Assets	$3,843,800

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$3,762,819
Total Distributable Earnings	80,981

Net Assets	$3,843,800

Net Asset Value Per Share (based on net assets of $3,448,261,033 ÷ 290,545,599 shares) — Institutional Class	$11.87

Net Asset Value Per Share (based on net assets of $395,538,774 ÷ 33,052,750 shares) — Investor Class	$11.97

*	Except for Net Asset Value Per Share data.

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	15

STATEMENT OF OPERATIONS (000)

CAUSEWAY EMERGING MARKETS FUND

10/01/18 to 9/30/19
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $15,689)	$136,261
Interest Income	290

Total Investment Income	136,551

EXPENSES:
Investment Advisory Fees	42,367
Custodian Fees	4,115
Administration Fees	1,211
Shareholder Service Fees — Investor Class	976
Transfer Agent Fees	435
Professional Fees	390
Printing Fees	231
Trustees’ Fees	161
Registration Fees	115
Pricing Fees	41
Line of Credit	8
Other Fees	165

Total Expenses	50,215

Net Expenses	50,215

Net Investment Income	86,336

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Loss on Investments	(20,472)
Net Realized Loss on Futures Contracts	(3,100)
Net Realized Loss from Foreign Currency Transactions	(2,688)
Net Change in Unrealized Depreciation on Investments	(291,012)
Net Change in Unrealized Depreciation on Futures Contracts	(2,705)
Net Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	(2,643)
Net Change in Unrealized Depreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	(73)

Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions	(322,693)

Net Decrease in Net Assets Resulting from Operations	$(236,357)

The accompanying notes are an integral part of the financial statements.

16	Causeway Emerging Markets Fund

STATEMENTS OF CHANGES IN NET ASSETS (000)

	CAUSEWAY EMERGING MARKETS FUND

	10/01/18 to 9/30/19	10/01/17 to 9/30/18
OPERATIONS:
Net Investment Income	$86,336	$89,189
Net Realized Gain (Loss) on Investments	(20,472)	167,419 (1)
Net Realized Loss on Futures Contracts	(3,100)	(5,478)
Net Realized Loss from Foreign Currency Transactions	(2,688)	(3,347)
Net Change in Unrealized Depreciation on Investments	(291,012)	(458,603)
Net Change in Unrealized Appreciation (Depreciation) on Futures Contracts	(2,705)	3,278
Net Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	(2,643)	4,440
Net Change in Unrealized Depreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	(73)	(5)

Net Decrease in Net Assets Resulting From Operations	(236,357)	(203,107)

DISTRIBUTIONS:(2)
Institutional Class	(75,107)	(61,887)
Investor Class	(5,948)	(11,833)

Total Distributions to Shareholders	(81,055)	(73,720)

Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions(3)	(653,161)	713,969
Redemption Fees(4)	53	149

Total Increase (Decrease) in Net Assets	(970,520)	437,291

NET ASSETS:
Beginning of Year	4,814,320	4,377,029

End of Year(5)	$3,843,800	$4,814,320

(1)	Includes realized gains as a result of an in-kind redemption (see Note 10 in the Notes to Financial Statements).
(2)

Current presentation of distributions conforms with Regulation S-X disclosure simplification. Prior year distributions have been consolidated to conform with Regulation S-X disclosure simplification (See Note 11 in Notes to Financial Statements).

(3)	See Note 7 in the Notes to Financial Statements.
(4)	See Note 2 in the Notes to Financial Statements.
(5)

Includes undistributed net investment income of $70,682, as of year end September 30, 2018. The Securities and Exchange Commission eliminated the requirement to disclose undistributed net investment income on November 5, 2018.

Amounts designated as “—” are $0 or are rounded to $0.

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	17

FINANCIAL HIGHLIGHTS

For the Fiscal Years ended September 30,

For a Share Outstanding Throughout the Fiscal Years

	Net Asset Value, Beginning of Year ($)	Net Investment Income ($)†	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
Causeway Emerging Markets Fund
Institutional
2019	12.77	0.25	(0.92)	(0.67)	(0.23)	—	(0.23)	—	(1)
2018	13.41	0.26	(0.68)	(0.42)	(0.22)	—	(0.22)	—	(1)
2017	10.89	0.22	2.46	2.68	(0.16)	—	(0.16)	—	(1)
2016	10.00	0.19	0.86	1.05	(0.16)	—	(0.16)	—	(1)
2015	12.33	0.24	(2.29)	(2.05)	(0.28)	—	(0.28)	—	(1)
Investor
2019	12.84	0.23	(0.92)	(0.69)	(0.18)	—	(0.18)	—	(1)
2018	13.49	0.20	(0.66)	(0.46)	(0.19)	—	(0.19)	—	(1)
2017	10.96	0.19	2.48	2.67	(0.14)	—	(0.14)	—	(1)
2016	10.06	0.14	0.90	1.04	(0.14)	—	(0.14)	—	(1)
2015	12.40	0.29	(2.39)	(2.10)	(0.24)	—	(0.24)	—	(1)

†	Per share amounts calculated using average shares method.
(1)	Amount represents less than $0.01 per share (See Note 2 in the Notes to Financial Statements).
(2)

The expense ratio includes a one-time adjustment as a result of a management change in accrual estimate relating to shareholder service fees. Had this adjustment been excluded, the ratios would have been 1.40%, 1.40% and 1.39%, respectively.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

18	Causeway Emerging Markets Fund

Net Asset Value, End of Year ($)	Total Return (%)	Net Assets, End of Year ($000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Expenses to Average Net Assets (Excluding Reimburse- ments) (%)		Ratio of Net Investment Income to Average Net Assets (%)		Portfolio Turnover Rate (%)

11.87	(5.15)	3,448,261	1.16		1.16		2.05		39
12.77	(3.25)	4,239,060	1.15		1.15		1.89		49
13.41	25.08	3,565,886	1.15		1.15		1.82		50
10.89	10.70	2,469,222	1.18		1.18		1.89		73
10.00	(16.94)	1,348,773	1.19		1.19		2.06		100

11.97	(5.32)	395,539	1.39		1.39		1.90		39
12.84	(3.50)	575,260	1.39	(2)	1.39	(2)	1.40	(2)	49
13.49	24.71	811,143	1.40		1.40		1.56		50
10.96	10.23	583,567	1.43		1.43		1.43		73
10.06	(17.17)	614,307	1.46		1.46		2.55		100

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	19

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Causeway Emerging Markets Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on March 30, 2007. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has five additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements — The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in money market funds are valued daily at the net asset value per share. Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded, and such settlement prices are provided by an independent source. On days when there is excessive volume or market volatility or when a futures contract does not end trading by the time the Fund calculates its net asset value, the settlement price may not be available at the time the Fund calculates its net asset value. On such days, the best available price (which is typically the last sale price) may be used to value the Fund’s futures contracts. Participation notes or warrants used to obtain exposure to the China A-Share market are fair valued based on the underlying stocks and terms of the note or warrant, including those related to performance and fees.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing

20	Causeway Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security and such fair values are applied by the administrator if a pre-determined confidence level is reached for the security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets which are not active, or prices based on inputs that are observable (either directly or indirectly); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued by the Fund’s third party vendor using other observable market–based inputs in place of closing exchange prices due to events occurring after foreign market closures or when foreign markets are closed, and/or when adjustments are made to security values for “foreign line” securities using “local line” prices. Due to currency and ownership restrictions on foreign persons in certain

Causeway Emerging Markets Fund	21

NOTES TO FINANCIAL STATEMENTS

(continued)

countries, including without limitation Russia and Thailand, securities sometimes trade via a “foreign line” (designated for foreign ownership) and via a “local line” (shares traded locally and held by residents). Liquidity of shares held in the foreign line is often more limited than the local line. As the last traded price of a foreign line may not represent fair value, if the securities can readily be traded through a broker to access the local line, the securities may be priced using the last traded local line price.

For the fiscal year ended September 30, 2019, there were no changes to the Fund’s fair value methodologies.

Federal Income Taxes — The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than- not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax years, as applicable), and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the fiscal year ended September 30, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year, the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income — Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Foreign Currency Exchange Contracts — When the Fund purchases or sells foreign securities, it enters into corresponding foreign currency exchange contracts to settle the securities transactions. Losses from these foreign exchange transactions may arise from changes in the value of the foreign currency between trade date and settlement date or if the counterparties do not perform under the contract’s terms.

22	Causeway Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

Futures Contracts — To the extent consistent with its investment objective and strategies, the Fund may use futures contracts for cash management as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities or reference index. Second, it is possible that a lack of liquidity or reference index for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to the Fund’s Schedule of Investments for details regarding open futures contracts as of September 30, 2019.

Expense/Classes — Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Expenses of the Shareholder Service Plan for the Investor Class are borne by that class of shares. Income, realized and unrealized gains (losses)

and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions — Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Redemption Fee — Until October 1, 2019, the Fund imposed a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee also applied to exchanges from the Fund. The redemption fee was paid to the Fund. The officers of the Fund were permitted to waive the redemption fee for shareholders in asset allocation and similar investment programs believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. For the fiscal year ended September 30, 2019, the Institutional Class and Investor Class retained $39,426 and $14,354 in redemption fees, respectively. The Fund removed the redemption fee, effective October 1, 2019.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed through January 31, 2020 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder

Causeway Emerging Markets Fund	23

NOTES TO FINANCIAL STATEMENTS

(continued)

service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.35% of Institutional Class and Investor Class average daily net assets. No waivers or reimbursements were required for the fiscal year ended September 30, 2019.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust subject to a minimum annual fee.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the fiscal year ended September 30, 2019, the Investor Class paid 0.23% of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of September 30, 2019, approximately $398 (000) of the Fund’s net assets were held by investors affiliated with the Adviser.

4.	Investment Transactions

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments,

during the fiscal year ended September 30, 2019, for the Fund were as follows (000):

Purchases	Sales
$1,607,889	$2,127,696

5.	Risks of Foreign Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to additional risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investments. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

The Fund invests in use futures contracts, including futures contracts based on emerging markets indices, to obtain exposures to emerging markets for cash management or other reasons.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net

24	Causeway Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the Fund on the sale of securities in certain countries are subject to non-U.S. taxes. The Fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the fiscal year ended September 30, 2019, non-U.S. taxes paid on realized gains were $0 and non-U.S. taxes accrued on unrealized gains were $1,910,857.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from those during the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

During the year ended September 30, 2019, there were no permanent differences.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2019 and September 30, 2018 was as follows (000):

	Ordinary Income	Long-Term Capital Gain	Total
2019	$81,055	$—	$81,055
2018	73,720	—	73,720

As of September 30, 2019, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income	$73,274
Capital Loss Carryforwards	(88,877)
Unrealized Appreciation	96,584

Total Distributable Earnings	$80,981

The Fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. Losses carried forward are as follows (000):

Short-Term Loss	Long-Term Loss	Total
$88,877	$—	$88,877

At September 30, 2019, the total cost of investments for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investments for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation
$3,744,177	$473,031	$(373,349)	$99,682

Causeway Emerging Markets Fund	25

NOTES TO FINANCIAL STATEMENTS

(continued)

7.	Capital Shares Issued and Redeemed (000)

	Fiscal Year Ended September 30, 2019		Fiscal Year Ended September 30, 2018
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	73,056	$878,385	123,003	$1,701,575
Shares Issued in Reinvestment of Dividends and Distributions	5,695	64,069	3,729	51,903
Shares Redeemed	(120,285)	(1,458,483)	(60,540)	(837,985)

Increase (Decrease) in Shares Outstanding Derived from Institutional Class Transactions	(41,534)	(516,029)	66,192	915,493

Investor Class
Shares Sold	25,570	306,143	34,580	465,556
Shares Issued in Reinvestment of Dividends and Distributions	520	5,909	840	11,782
Shares Redeemed	(37,829)	(449,184)	(50,740)	(678,862)

Decrease in Shares Outstanding Derived from Investor Class Transactions	(11,739)	(137,132)	(15,320)	(201,524)

Net Increase (Decrease) in Shares Outstanding from Capital Share Transactions	(53,273)	$(653,161)	50,872	$713,969

8.	Significant Shareholder Concentration

As of September 30, 2019, two of the Fund’s shareholders of record owned 54% of net assets in the Institutional Class shares. The Fund may be adversely affected when a shareholder purchases or redeems large amounts of shares, which may impact the Fund in the same manner as a high volume of redemption requests. Such large shareholders may include, but are not limited to, other funds, institutional investors, and asset allocators who make investment decisions on behalf of underlying clients. Significant shareholder purchases and redemptions may adversely impact the Fund’s portfolio management and may cause the Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase the Fund’s transaction costs, accelerate the realization of taxable income if sales of securities result in gains, or otherwise cause the Fund to perform differently than intended.

9.	Indemnifications

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of his or her duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

10.	In-Kind Transfers of Securities

During the fiscal year ended September 30, 2018, an investor redeemed shares of beneficial interest from the

26	Causeway Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS

(concluded)

Fund in exchange for securities. These securities were transferred at their fair value on the dates of such transactions.

	Shares Redeemed (000)	Value ($000)	Gain ($000)
6/15/18	(53,944)	119,582	31,487
6/29/18	(52,582)	111,095	35,943

11.	New Accounting Pronouncements

On August 17, 2018, the Securities and Exchange Commission adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The amendments for registered investment companies focused on the presentation of distributable earnings, eliminating the need to present the components of distributable earnings on a book basis in the financial statements. The amendments also impacted the presentation of undistributed net investment income and distribution to shareholders on the

Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregate distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately. The disaggregated amounts from the prior fiscal year are broken out below if there were both distributions from net investment income and realized capital gains. Otherwise, the amount on the current Statement of Changes for the prior fiscal year end represents distributions of net investment income.

12.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements, except for the following: The Fund removed the redemption fee, effective October 1, 2019.

Causeway Emerging Markets Fund	27

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Trustees of Causeway Capital Management Trust and Shareholders of the Causeway Emerging Markets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Causeway Emerging Markets Fund (one of the funds constituting Causeway Capital Management Trust, referred to hereafter as the “Fund”) as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statement of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the five years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

November 27, 2019

We have served as the auditor of one or more investment companies in Causeway Capital Management investment company group since 2001.

28	Causeway Emerging Markets Fund

NOTICE TO SHAREHOLDERS (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2020. Please consult your tax adviser for proper treatment of this information.

For the fiscal year ended September 30, 2019, the Fund is designating the following items with regard to distributions paid during the year:

(A)	(B)	(C)	(D)	(E)

Long Term Capital Gains Distributions (Tax Basis)	Ordinary Income Distributions (Tax Basis)	Tax Exempt Distributions (Tax Basis)	Total Distributions (Tax Basis)	Dividends(1) for Corporate Dividends Received Deduction (Tax Basis)
0.00%	100.00%	0.00%	100.00%	0.04%

(F)	(G)	(H)

Qualified Dividend Income	Interest Related Dividends	Qualified Short-Term Capital Gain Dividends
99.91%	0.00%	0.00%

Foreign taxes accrued during the fiscal year ended September 30, 2019, amounted to $15,359,617 and are expected to be passed through to shareholders as foreign tax credits on Form 1099 – Dividend for the year ending December 31, 2019. In addition, for the fiscal year ended September 30, 2019, gross income derived from sources within foreign countries amounted to $149,380,221 for the Fund.

(1)	Qualified Dividends represent dividends which qualify for the corporate dividends received deduction.

Items (A), (B), (C) and (D) are based on a percentage of the Fund’s total distribution including pass-through as foreign tax credit.

Item (E) is based on a percentage of ordinary income distributions of the Fund.

Item (F) represents the amount of “Qualified Dividend Income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions.” It is the Fund’s intent to designate the maximum amount permitted by the law up to 100%.

Item (G) is the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Item (H) is the amount of “Qualified Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Causeway Emerging Markets Fund	29

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-947-7000.

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
INDEPENDENT TRUSTEES
John R. Graham Age: 58	Trustee; Chairman of the Board since 1/19	Trustee since 10/08; Audit Chairman 4/13-12/18	Film Composer (since 2005); Senior Vice President, Corporate Financial Development and Communications, The Walt Disney Company (2004-2005); Senior Vice President, Mergers and Acquisitions, Lehman Brothers Inc. (2000-2004).	6	None

Lawry J. Meister Age: 57	Trustee	Since 10/08	President, Steaven Jones Development Company, Inc. (real estate firm) (since 1995); President, Creative Office Properties (real estate firm) (since 2012).	6	None

Victoria B. Rogers Age: 58	Trustee	Since 4/13	President, the Rose Hills Foundation (since 1996).	6	Director, TCW Funds, Inc. and TCW Strategic Income Fund

Eric H. Sussman Age: 53	Trustee; Chairman of the Audit Committee since 1/19	Trustee since 9/01; Board Chairman 4/13-12/18	Adjunct Professor (since July 2017), Senior Lecturer (June 2011-July 2017) and Lecturer (1995-June 2011), Anderson Graduate School of Management, University of California, Los Angeles; President, Amber Capital, Inc. (real estate investment and financial planning firm) (since 1993); Managing Partner, Clear Capital, LLC (real estate investment firm) (since 2008).	6	None

30	Causeway Emerging Markets Fund

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(continued)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
OFFICERS
Turner Swan 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 57	President	Since 8/01	General Counsel, Secretary, and member of the Adviser or the Adviser’s parent (since 2001); Compliance Officer of the Adviser (since 2010).	N/A	N/A

Kurt J. Decko 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 44	Chief Compliance Officer and Assistant Secretary	Since 1/15	Chief Compliance Officer/Senior Legal Counsel of the Adviser (since January 2015); Partner, K&L Gates LLP (2010-2014).	N/A	N/A

Eric Kleinschmidt[5] One Freedom Valley Drive Oaks, PA 19456 Age: 51	Treasurer	Since 8/14	Director of Fund Accounting, SEI Investments Company (since 2004).	N/A	N/A

Gretchen W. Corbell 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 48	Secretary	Since 10/11	Attorney of the Adviser (since 2004).	N/A	N/A

Gracie V. Fermelia 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 58	Vice President and Assistant Secretary	Vice President (since 1/15); Assistant Secretary (Since 8/01)	Chief Operating Officer and member of the Adviser or the Adviser’s parent (since 2001); Chief Compliance Officer of the Adviser and the Trust (2005-2015).	N/A	N/A

Faith Kim 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 39	Anti-Money Laundering Compliance Officer	Since 8/19	Senior Fund Administrator of the Adviser (since 2018). Portfolio Administrator of the Adviser (2015-2018).	N/A	N/A

Causeway Emerging Markets Fund	31

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(concluded)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Diane Descoteaux[5] One Freedom Valley Drive Oaks, PA 19456 Age: 42	Vice President and Assistant Secretary	Since 8/18	Corporate Counsel of the Administrator (since 2010).	N/A	N/A

[1]	Each Trustee may be contacted by writing to the Trustee c/o Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, PA 19456.

[2]

Each Trustee holds office during the lifetime of the Trust or until his or her sooner resignation, retirement, removal, death or incapacity in accordance with the Trust’s Declaration of Trust. The president, treasurer and secretary each holds office at the pleasure of the Board of Trustees or until he or she sooner resigns in accordance with the Trust’s Bylaws.

[3]

The “Trust Complex” consists of all registered investment companies for which Causeway Capital Management LLC serves as investment adviser. As of September 30, 2019, the Trust Complex consisted of one investment company with six portfolios — International Value Fund, Emerging Markets Fund, Global Value Fund, International Opportunities Fund, Global Absolute Return Fund, and International Small Cap Fund.

[4]

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

[5]	These officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

32	Causeway Emerging Markets Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2019 to September 30, 2019).

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

Causeway Emerging Markets Fund	33

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 4/01/19	Ending Account Value 9/30/19	Annualized Expense Ratios	Expenses Paid During Period*
Causeway Emerging Markets Fund

Actual Portfolio Return
Institutional Class	$1,000.00	$958.80	1.16%	$5.70

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,019.25	1.16%	$5.87
Causeway Emerging Markets Fund

Actual Portfolio Return
Investor Class	$1,000.00	$957.60	1.40%	$6.87

Hypothetical 5% Return
Investor Class	$1,000.00	$1,018.05	1.40%	$7.08

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

34	Causeway Emerging Markets Fund

STATEMENT REGARDING BASIS FOR RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting on August 19, 2019, the Trustees considered and approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between Causeway Capital Management Trust (the “Trust”) and Causeway Capital Management LLC (the “Adviser”) with respect to Causeway Emerging Markets Fund (the “Fund”) for a twelve-month period beginning September 20, 2019. Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires the Board of Trustees (the “Board”) of the Trust annually to approve continuance of the Advisory Agreement. Continuance of the Advisory Agreement must be approved by a majority of the Trustees and a majority of the independent Trustees (i.e., Trustees who are not “interested persons” of the Trust as defined in the 1940 Act). The Board was comprised of four independent Trustees when the continuation of the Advisory Agreement was considered.

Information Received. At each regular quarterly meeting, the Board reviews a wide variety of materials relating to the nature, extent and quality of the Adviser’s services, including information concerning the Fund’s performance. In addition, at a special meeting on June 24, 2019, the Trustees received and reviewed extensive quantitative and qualitative materials prepared by the Adviser relating to the Advisory Agreement in response to information requested on the independent Trustees’ behalf by their independent legal counsel. At the June special meeting, the Trustees also received and reviewed a report prepared by Broadridge Financial Solutions, Inc. providing comparative expense and performance information about the Fund to assist with the annual review of the Advisory Agreement. Following that meeting, the Trustees requested additional information, and received and reviewed further materials prepared by the Adviser relating to their consideration of the renewal of the Advisory Agreement at the August 19, 2019 meeting.

Factors Considered. In reviewing the Advisory Agreement, the Trustees considered a number of factors including, but not limited to: (1) the nature, extent and quality of the services provided by the Adviser, (2) the investment performance of the Fund, (3) comparisons of the services rendered and the amounts paid under the Advisory Agreement with those of other funds and those of the Adviser under other investment advisory agreements with other registered investment companies and other types of clients, (4) the costs of the services provided and estimated profits realized by the Adviser and its affiliates from their relationship with the Fund, (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, and (6) any other benefits derived by the Adviser from its relationship with the Fund.

First, regarding the nature, extent and quality of the services provided by the Adviser, the Trustees considered, among other things, the Adviser’s personnel, experience, track record and compliance program. The Trustees considered the qualifications, backgrounds and responsibilities of the Adviser’s principal personnel who provide services to the Fund, as well as the level of attention those individuals provide to the Fund. The Trustees noted the Adviser’s commitment to devoting resources to staffing and technology in support of its investment management services. They also reviewed the Adviser’s investment philosophy and processes and its compliance program, its various administrative, legal and regulatory responsibilities, and considered the scope of the Adviser’s services to the Fund. The Trustees concluded that the nature, extent and quality of the services provided by the Adviser should continue to benefit the Fund and its shareholders.

Causeway Emerging Markets Fund	35

STATEMENT REGARDING BASIS FOR RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(continued)

Second, regarding the investment performance of the Fund, the Trustees reviewed the investment results of the Fund for various periods ended March 31, 2019, compared to the results of the MSCI Emerging Markets Index (Gross), the median of the mutual funds included in the Morningstar U.S. Open End Diversified Emerging Markets category, and the median of the funds in a peer group selected by Broadridge. They noted that, consistent with Broadridge’s practice, the Broadridge 15(c) Report focused on one class of shares — the Institutional Class — and that Investor Class shares are subject to a 25 basis point shareholder service fee, which increases expenses and reduces performance from that shown. They noted that the Institutional Class had underperformed its Broadridge peer group median for the prior one-year and annualized three-year and five-year periods, and outperformed its Broadridge peer group median for the prior annualized ten-year period. Despite certain periods of relative underperformance, the Trustees concluded that the overall performance results and other considerations supported their view that the Adviser’s services to the Fund are of a high quality. The Trustees concluded that the Adviser’s record in managing the Fund indicated that its continued management would benefit the Fund and its shareholders.

Third, regarding the Fund’s advisory fee and total expenses as a percentage of the Fund’s average daily net assets:

•

The Trustees compared the Fund’s advisory fee and total expenses with those of other similar mutual funds. They noted that the Fund’s advisory fee was 100 basis points per annum compared to a median of 96 basis points for its Broadridge peer group and a range of 55-120 basis points for the funds in its peer group, and that the Fund’s Institutional Class annual expense ratio of 115 basis points was 5 basis points above the median of the funds in its Broadridge peer group and within the range of 89-138 basis points for the funds in its peer group.

•

The Trustees compared the Fund’s advisory fee with the fees charged by the Adviser to other clients. The Trustees noted that, although the fees paid by the Adviser’s other accounts were lower than the fee paid by the Fund, the differences appropriately reflected the Adviser’s significantly greater responsibilities with respect to the Fund and the risks of managing a sponsored fund, and do not serve as a useful indication of whether the fees charged to the Fund are fair. The Trustees noted that the Adviser’s services to the Fund included the provision of many additional or more extensive administrative and shareholder services (such as services related to the Fund’s disclosure documents, financial statements, 1940 Act compliance policies and procedures, preparation of Board and committee materials and meetings, annual Board reports and certifications, oversight of daily valuation, oversight of Fund service providers, negotiation of Fund intermediary agreements, coordination with Fund intermediaries providing shareholder recordkeeping services, shareholder communications, and due diligence for advisers, consultants and institutional investors).

The Trustees concluded that the Fund’s advisory fee and expense ratio were reasonable and appropriate under the circumstances.

Fourth, the Trustees considered the Adviser’s costs of providing services to the Fund and estimated profits realized by the Adviser from its relationship with the Fund. They reviewed the Adviser’s estimated after-tax profit margin with respect to such services for the twelve months ended March 31, 2019 and the methodology used to generate that

36	Causeway Emerging Markets Fund

STATEMENT REGARDING BASIS FOR RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(concluded)

estimate, and noted that the cost allocation methodology presented to the Trustees was reasonable. They also observed that the Adviser’s estimated profitability was within the range cited as reasonable in various court decisions, and had decreased from the prior year. They also received information about the profitability of certain publicly-traded asset management firms. After consideration of these matters, the Trustees concluded that the Adviser’s operating margin with respect to its relationship with the Fund was reasonable.

Fifth, regarding economies of scale, the Trustees observed that, although the Fund’s advisory fee schedule does not contain fee breakpoints, it is difficult to determine the existence or extent of any economies of scale. They noted that the Adviser is sharing economies of scale through reasonable advisory fee levels, expense limit agreements, and devoting additional resources to staff and technology to focus on continued performance and service to the Fund’s shareholders. They also noted that, in the Fund’s prior years, the Adviser incurred losses in managing the Fund. The Trustees considered that the investment strategy that the Adviser uses for the Fund is capacity constrained, meaning that at certain levels of assets under management, it becomes more challenging for the Adviser to efficiently implement the Fund’s strategy, and thus that the “supply” of the strategy is limited while demand has remained robust. The Trustees concluded that under the circumstances the Adviser is sharing any economies of scale with the Fund appropriately.

Sixth, regarding any other benefits derived by the Adviser from its relationship with the Fund — often called “fall-out” benefits — the Trustees observed that the Adviser does not earn “fall-out” benefits such as affiliated custody fees, affiliated transfer agency fees, affiliated brokerage commissions, profits from rule 12b-1 fees, “contingent deferred sales commissions” or “float” benefits on short-term cash. The Trustees concluded that the primary “fall-out” benefit received by the Adviser is research services provided by brokers used by the Fund and that this benefit is reasonable in relation to the value of the services that the Adviser provides to the Fund.

Approval. At the June 24, 2019 and August 19, 2019 meetings, the Trustees discussed the information and factors noted above with representatives of the Adviser and, at the August 19, 2019 meeting, the Trustees considered the approval of the Advisory Agreement. The independent Trustees also met in a private session at all meetings with independent counsel at which no representatives of the Adviser were present. In their deliberations, the independent Trustees did not identify any particular information or factor that was determinative or controlling, each Trustee did not necessarily attribute the same weight to each factor, and the foregoing summary does not detail all the matters considered. Based on their review, the Trustees (including the independent Trustees) unanimously concluded that the Advisory Agreement is fair and reasonable to the Fund and its shareholders and that the Fund’s advisory fee is reasonable and renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders, and the Board of Trustees unanimously approved renewal of the Advisory Agreement for a twelve-month period beginning September 20, 2019.

Causeway Emerging Markets Fund	37

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

To determine if the Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risk factors, charges and expenses before investing. Please read the summary or full prospectus carefully before you invest or send money. To obtain additional information including charges, expenses, investment objectives, or risk factors, or to open an account, call 1.866.947.7000, or visit us online at www.causewayfunds.com.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

Beginning on January 1, 2021, as permitted by regulations adopted by the Commission, we will no longer mail paper copies of the shareholder reports of the Fund, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.causewayfunds.com/fund-documents), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or call 1-866-947-7000 (for accounts held directly with the Fund).

You may elect to continue to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-866-947-7000. Your election to receive reports in paper will apply to all funds held with Causeway Capital Management Trust or through your financial intermediary.

CCM-AR-002-1300

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer. During the fiscal year ended September 30, 2019, there were no material changes or waivers to the code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Eric Sussman, Lawry Meister, John Graham and Victoria B. Rogers. Each audit committee financial expert is “independent” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Aggregate fees billed to the registrant for professional services rendered by the registrant’s principal accountant for the fiscal years ended September 30, 2019 and 2018 were as follows:

	2019	2018
(a) Audit Fees	$261,070	$253,460
(b) Audit-Related Fees	None	None
(c) Tax Fees(1)	$59,340	$57,600
(d) All Other Fees	None	None

Note:

(1)	Tax fees include amounts related to tax return and excise tax calculation reviews and foreign tax reclaim services.

(e)(1) The registrant’s audit committee has adopted a charter that requires it to pre-approve the engagement of auditors to (i) audit the registrant’s financial statements, (ii) provide other audit or non-audit services to the registrant, or (iii) provide non-audit services to the registrant’s investment adviser if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) No services included in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal year ended September 30, 2019, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $774,378. For the fiscal year ended September 30, 2018, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $695,796.

(h) The audit committee considered whether the provision of non-audit services rendered to the registrant’s investment adviser by the registrant’s principal accountant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees during the period covered by the report.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR§270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR §270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR §270.30a-15(b) or §240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR §270.3a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR §270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR §270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By	/s/ Turner Swan
Turner Swan, President

Date: December 9, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Turner Swan
Turner Swan, President

Date: December 9, 2019

By	/s/ Eric Kleinschmidt
Eric Kleinschmidt, Treasurer

Date: December 9, 2019